UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Lamb Weston Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! LAMB WESTON HOLDINGS, INC. 2023 Annual Meeting Vote by September 27, 2023 11:59 PM ET. For shares held in a Plan, vote by September 25, 2023 11:59 PM ET. LAMB WESTON HOLDINGS, INC. 599 S. RIVERSHORE LANE EAGLE, ID 83616 V20076-P96794 You invested in LAMB WESTON HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 28, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 14, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Attend a Meeting” link at www.proxyvote.com. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* September 28, 2023 8:00 AM MDT Lamb Weston Holdings, Inc. 533 S. Rivershore Lane Eagle, Idaho 83616 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.2

1. Election of Directors Nominees: 1a. Peter J. Bensen 1b. Charles A. Blixt 1c. Robert J. Coviello 1d. Rita Fisher 1e. André J. Hawaux 1f. W.G. Jurgensen 1g. Thomas P. Maurer 1h. Hala G. Moddelmog 1i. Robert A. Niblock 1j. Maria Renna Sharpe 1k. Thomas P. Werner 2. Advisory Vote to Approve Executive Compensation. 3. Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation. 4. Ratification of the Selection of KPMG LLP as Independent Auditors for Fiscal Year 2024. NOTE: We will transact such other business as may properly come before the meeting or any adjournment thereof. Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V20077-P96794 For For For For For For For For For For For For For 1 Year